Clover Health Announces Departure of Chief Financial Officer and Appointment of Interim Chief Financial Officer; Reiterates Most Recently Issued Financial Guidance for Full Fiscal Year 2026 April 1, 2026 WILMINGTON, Del. -- Clover Health Investments, Corp. (Nasdaq: CLOV) (“Clover” or the “Company”), a physician enablement company committed to bringing access to great healthcare to everyone on Medicare, today announced that Peter Kuipers is stepping down as the Chief Financial Officer of the Company, effective March 30, 2026. Mr. Kuipers will remain with the Company in an advisory capacity through April 24, 2026 to support a smooth transition and handoff. Mr. Kuipers and the Company noted that his departure does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board of Directors has appointed Clay Thornton, the current Chief Financial Officer of Clover’s insurance plan, as Interim Chief Financial Officer, effective immediately. In addition, the Company reiterates its most recently issued financial guidance for the full fiscal year 2026, which was updated as part of its earnings release on February 26, 2026. “I am honored to have served Clover and proud of what our team has accomplished during my tenure,” said Mr. Kuipers. “Together, we built a strong financial and operating foundation for the company, with a focus on execution, operational efficiency, disciplined capital allocation, and long-term value creation. I have great confidence in Clover’s future and in the leadership team, and I am committed to ensuring a smooth transition. I look forward to seeing the company continue to build on this foundation and achieve even more in the years ahead.” Andrew Toy, Clover’s Chief Executive Officer, said, “I want to thank Peter for his contributions to Clover and for the role he has played in helping position the Company for this next chapter. He has been instrumental in helping Clover achieve sustainable profitability while achieving above market growth. He has helped lay the foundation that positions Clover well for the next phase of the Company’s development, and we are grateful for his leadership and commitment. We also appreciate his support in ensuring a seamless transition.” Mr. Toy continued, “I am very excited to have Clay take on this new role. He is a trusted partner to me and to our leadership team. As Divisional CFO of our insurance plan, he’s already deeply involved in the day to day finances of the business and knows both Medicare Advantage, and Clover's unique approach to it, very well. He brings the judgment, operating discipline, and industry experience that give us real confidence in this transition.” Mr. Thornton brings deep experience across Medicare Advantage, value-based care, and healthcare finance. Prior to joining Clover, Mr. Thornton held numerous financial and strategic leadership roles within Medicare Advantage at Humana, along with roles in venture capital and private equity finance. He holds a bachelor’s degree in finance and economics from the University of Kentucky and an MBA from the University of Louisville. Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements referred to in our February 26, 2026 earnings release under "Financial Guidance" and “2026 Financial Guidance” and statements regarding expectations relating to potential improvements in revenues, operating expenses, Consolidated Gross profit, Adjusted SG&A, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, and other expectations as to future performance, operations and results (including our guidance for full year 2026). Statements regarding our GAAP Net Income, Consolidated Gross profit, and Adjusted EBITDA profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2026 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward-looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion of Clover Assistant for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 27, 2026, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations. About Clover Health Clover Health (Nasdaq: CLOV) is a physician enablement technology company committed to bringing access to great healthcare to everyone on Medicare. This includes a focus on seniors who have historically lacked access to affordable, high-quality healthcare. Our strategy is powered by our software platform, Clover Assistant, which is designed to aggregate patient data from across the healthcare ecosystem to support clinical decision-making and improve health outcomes through the early identification and management of chronic disease. For our members, we provide PPO and HMO Medicare Advantage plans in several states, with a differentiated focus on our flagship wide-network, high-choice PPO plans. For healthcare providers outside Clover Health's Medicare Advantage plan, we extend the benefits of our data-driven technology platform to a wider audience via our subsidiary, Counterpart Health, and aim to enable enhanced patient outcomes and reduced healthcare costs on a nationwide scale. Clover Health has published data demonstrating the technology’s impact on Medication Adherence, Congestive Heart Failure, Chronic Obstructive Pulmonary Disease, and in Underserved Populations as well as the earlier identification and management of Diabetes and Chronic Kidney Disease. Press Contact: press@cloverhealth.com Investor Relations Contact: Ryan Schmidt investors@cloverhealth.com